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[PEAT MARWICK LLP LOGO]

                                                                   EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 15, 1997, and February 16, 1996, with respect to the consolidated financial statements of Kahler Realty Corporation incorporated by reference in the Registration Statement Form S-3 and related Prospectus of Sunstone Hotel Investors, Inc. dated August 25, 1997.



                                              /s/ KMPG PEAT MARWICK LLP
                                              ---------------------------
                                                  KMPG Peat Marwick LLP

Chicago, Illinois
August 22, 1997